              SUBSIDIARIES OF BANC ONE CORPORATION AS OF 12/31/97*    Exhibit 21
                  (100% OWNERSHIP UNLESS OTHERWISE INDICATED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        JURISDICTION       NAME IN       ACTIVE (A)
                                                                                             OF             WHICH            OR
                                                               PRINCIPAL OFFICE         INCORPORATION     BUSINESS      INACTIVE (I)
NAME OF SUBSIDIARY                                                CITY, STATE          OR ORGANIZATION   IS CONDUCTED    SUBSIDIARY
====================================================================================================================================
BANC ONE ABS CORPORATION                                         Columbus, OH         Ohio Corporation        SAME           A
----------------------------------------------------------------------------------------------------------------------------------


BANC ONE ADS, INC.                                               Columbus, OH         Ohio Corporation         " "           A
----------------------------------------------------------------------------------------------------------------------------------

BANC ONE ARIZONA CORPORATION                                      Phoenix, AZ        Arizona Corporation       " "           A
     BANC ONE ARIZONA INVESTMENT CORPORATION                      Phoenix, AZ        Arizona Corporation       " "           A
     BANK ONE, ARIZONA, NATIONAL ASSOCIATION                      Phoenix, AZ           National Bank          " "           A
         ARIZONA TRUST DEED CORPORATION                           Phoenix, AZ             (Unknown)            " "           A
         AZ IHC, INC.                                             Phoenix, AZ           Nevada Corp.           " "           A
            AZ REIT, INC.                                         Phoenix, AZ           Nevada Corp.           " "           A
         BANC ONE ARIZONA LEASING CORPORATION                     Phoenix, AZ        Arizona Corporation       " "           A
         BANC ONE OPERATIONS SERVICES CORPORATION                 Phoenix, AZ        Arizona Corporation       " "           A
         SUN COUNTRY LEASING CORPORATION                          Phoenix, AZ        Arizona Corporation       " "           A
         VALLEY BANK BUILDING, INC.                               Phoenix, AZ        Arizona Corporation       " "           A
         VALLEY NATIONAL FINANCIAL SERVICES COMPANY               Phoenix, AZ        Arizona Corporation       " "           A
         VALLEY NATIONAL INVESTORS, INC.                          Phoenix, AZ        Arizona Corporation       " "           A
         WASHINGTON STREET FOODS, INC.                            Phoenix, AZ        Arizona Corporation       " "           A
     BANK ONE, UTAH, NATIONAL ASSOCIATION                     Salt Lake City, UT        National Bank          " "           A
         50 WEST BROADWAY ASSOCIATES  (50%)                   Salt Lake City, UT      Utah Partnership         " "           A
----------------------------------------------------------------------------------------------------------------------------------


BANC ONE BUILDING MANAGEMENT CORPORATION                         Milwaukee, WI      Wisconsin Corporation      " "           A
----------------------------------------------------------------------------------------------------------------------------------

BANC ONE CAPITAL HOLDINGS CORPORATION                            Columbus, OH         Ohio Corporation         " "           A
     AFFILIATED BANKSHARES INSURANCE AGENCY, INC.                 Denver, CO        Colorado Corporation       " "           A
     AMERICAN INSURANCE AGENCY, INC.                              Phoenix, AZ        Arizona Corporation       " "           A


Page 1, prepared 3/13/98

              SUBSIDIARIES OF BANC ONE CORPORATION AS OF 12/31/97*    Exhibit 21
                  (100% OWNERSHIP UNLESS OTHERWISE INDICATED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        JURISDICTION       NAME IN       ACTIVE (A)
                                                                                             OF             WHICH            OR
                                                               PRINCIPAL OFFICE         INCORPORATION     BUSINESS      INACTIVE (I)
NAME OF SUBSIDIARY                                                CITY, STATE          OR ORGANIZATION   IS CONDUCTED    SUBSIDIARY
====================================================================================================================================
     BANC ONE CAPITAL CORPORATION                                Columbus, OH         Ohio Corporation         " "           A
     BANC ONE CAPITAL SERVICES CORPORATION                       Columbus, OH         Ohio Corporation         " "           A
     BANC ONE LIFE INSURANCE COMPANY                             Milwaukee, WI       Arizona Corporation       " "           A
     BANC ONE SECURITIES CORPORATION                            Columbus, Ohio        Ohio Corporation         " "           A
     BOCP HOLDINGS CORPORATION                                   Columbus, OH         Ohio Corporation         " "           A
         BOME INVESTORS, INC.
         BOCP II LIMITED LIABILITY COMPANY                       Columbus, OH            Ohio L.L.C.           " "           A
         BANC ONE VENTURE CORPORATION (SBIC)
         BANC ONE CAPITAL PARTNERS HOLDINGS, LTD.                Columbus, OH             Ohio L.P.            " "           A
            BANC ONE CAPITAL PARTNERS II, LLC
            BANC ONE CAPITAL PARTNERS, LLC (SBIC)
         BANC ONE CAPITAL PARTNERS III, LTD.                     Columbus, OH            Ohio L.L.C.           " "           A
         BANC ONE CAPITAL PARTNERS IV, LTD.                      Columbus, OH            Ohio L.L.C.           " "           A
         BANC ONE CAPITAL PARTNERS V, LTD.                       Columbus, OH            Ohio L.L.C.           " "           A
         BANC ONE CAPITAL PARTNERS VI, LTD.                      Columbus, OH         Ohio Partnership         " "           A
         BANC ONE CAPITAL PARTNERS VII, LTD.                     Columbus, OH            Ohio L.L.C.           " "           A
         BANC ONE CAPITAL PARTNERS VIII, LTD.
         BANC ONE CAPITAL PARTNERS X, LTD.
     BANC ONE CAPITAL FUNDING CORPORATION                        Columbus, OH         Ohio Corporation         " "           A
         BANC ONE MORTGAGE CAPITAL MARKETS, LLC (49%)
     BANC ONE COMMERCIAL LOAN ORIGINATION CORPORATION            Columbus, OH         Ohio Corporation         " "           A
     BANC ONE MANAGEMENT AND CONSULTING CORPORATION               Dallas, TX          Ohio Corporation         " "           A
         BANC ONE BETA ASSET MANAGEMENT CORPORATION              Columbus, OH         Ohio Corporation         " "           I
         BANC ONE NEW HAMPSHIRE ASSET MANAGEMENT CORPORATION     Columbus, OH         Ohio Corporation         " "           A
         BONNET RESOURCES CORPORATION                             Dallas, TX          Ohio Corporation         " "           A
         SUBSIDIARY CONSULTANTS, INC.                             Dallas, TX          Texas Corporation        " "           A


Page 2, prepared 3/13/98

              SUBSIDIARIES OF BANC ONE CORPORATION AS OF 12/31/97*    Exhibit 21
                  (100% OWNERSHIP UNLESS OTHERWISE INDICATED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        JURISDICTION       NAME IN       ACTIVE (A)
                                                                                             OF             WHICH            OR
                                                               PRINCIPAL OFFICE         INCORPORATION     BUSINESS      INACTIVE (I)
NAME OF SUBSIDIARY                                                CITY, STATE          OR ORGANIZATION   IS CONDUCTED    SUBSIDIARY
====================================================================================================================================
     BANC ONE KENTUCKY INSURANCE COMPANY                        Louisville, KY      Kentucky Corporation       " "           A
----------------------------------------------------------------------------------------------------------------------------------


BANC ONE CARD SERVICES CORPORATION                              Wilmington, DE        Texas Corporation        " "           I
----------------------------------------------------------------------------------------------------------------------------------

BANC ONE COLORADO CORPORATION                                     Denver, CO        Colorado Corporation       " "           A
     AFFILIATED BANKS BUILDING COMPANY                            Denver, CO        Colorado Corporation       " "           A
     BANK ONE, COLORADO, NATIONAL ASSOCIATION                     Denver, CO            National Bank          " "           A
         BANC ONE BOULDER LEASING SERVICES CORPORATION            Boulder, CO       Colorado Corporation       " "           A
         BANC ONE COLORADO SPRINGS LEASING SERVICES
           CORPORATION                                       Colorado Springs, CO   Colorado Corporation       " "           A
         BANC ONE DENVER LEASING SERVICES CORPORATION             Denver, CO        Colorado Corporation       " "           A
----------------------------------------------------------------------------------------------------------------------------------

BANC ONE COMMUNITY DEVELOPMENT CORPORATION                       Columbus, OH         Ohio Corporation         " "           A
     BANC ONE COMMUNITY DEVELOPMENT/WISCONSIN CORPORATION        Columbus, OH         Ohio Corporation         " "           A
     OHIO MEZZANINE FUND, LIMITED (24.27%)                      Washington, DC           Ohio L.L.C.           " "           A
     BANC ONE TAX CREDIT FUND IV, LTD.
----------------------------------------------------------------------------------------------------------------------------------

BANC ONE ILLINOIS CORPORATION                                   Springfield, IL     Illinois Corporation       " "           A
     BANK ONE, ILLINOIS, NATIONAL ASSOCIATION                   Springfield, IL         National Bank          " "           A
         FIRST ROCKFORD COMMUNITY DEVELOPMENT CORPORATION        Evanston, IL           National Bank          " "           A
         NORTHERN ILLINOIS DEVELOPMENT CORPORATION (30%)         Rockford, IL       Illinois Corporation       " "           A
         LAZARUS PROPERTIES, INC.                                Evanston, IL       Illinois Corporation       " "           A
     BANK ONE, QUAD CITIES, NATIONAL ASSOCIATION                  Moline, IL            National Bank          " "           A
----------------------------------------------------------------------------------------------------------------------------------

BANC ONE INDIANA CORPORATION                                   Indianapolis, IN      Indiana Corporation       " "           A
     AMERICAN FLETCHER REALTY CORPORATION                      Indianapolis, IN      Indiana Corporation       " "           A


Page 3, prepared 3/13/98

              SUBSIDIARIES OF BANC ONE CORPORATION AS OF 12/31/97*    Exhibit 21
                  (100% OWNERSHIP UNLESS OTHERWISE INDICATED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        JURISDICTION       NAME IN       ACTIVE (A)
                                                                                             OF             WHICH            OR
                                                               PRINCIPAL OFFICE         INCORPORATION     BUSINESS      INACTIVE (I)
NAME OF SUBSIDIARY                                                CITY, STATE          OR ORGANIZATION   IS CONDUCTED    SUBSIDIARY
====================================================================================================================================
     BOI LEASING CORPORATION                                   Indianapolis, IN      Indiana Corporation       " "           A
     BANK ONE, INDIANA, NATIONAL ASSOCIATION                   Indianapolis, IN         National Bank          " "           A
         BANC ONE EQUIPMENT FINANCE, INC.                      Indianapolis, IN      Indiana Corporation       " "           A
         BANC ONE INDIANAPOLIS AUTO LEASE, INC.                Indianapolis, IN      Indiana Corporation       " "           A
         BANK SERVICE CORPORATION OF INDIANA (33-1/3%)         Indianapolis, IN      Indiana Corporation       " "           A
         BIL INTERNATIONAL HOLDINGS, INC.                      Indianapolis, IN      Indiana Corporation       " "           A
            BO-UA FSC, INC.                                  St. Thomas, VI of US    Indiana Corporation       " "           A
            BO-FE FSC, INC.                                  St. Thomas, VI of US    Indiana Corporation       " "           A
            BO-LKEUA, INC.                                   St. Thomas, VI of US   Virgin Islands
                                                                                       Corporation             " "           A
         INDIANA LLC 1*                                        Indianapolis, IN        Indiana L.L.C.          " "           A

-----------------------

* Owned 99% by parent bank and 1.0% by Banc One Indiana Corporation

----------------------------------------------------------------------------------------------------------------------------------


BANC ONE INTERNATIONAL SERVICES CORPORATION                  St. Thomas, VI of US   Wisconsin Corporation      " "           A
----------------------------------------------------------------------------------------------------------------------------------

BANC ONE KENTUCKY CORPORATION                                   Louisville, KY      Kentucky Corporation       " "           A
     BANK ONE, KENTUCKY, NATIONAL ASSOCIATION                   Louisville, KY          National Bank          " "           A
         BOK PROPERTIES, INC.                                   Louisville, KY      Kentucky Corporation       " "           A
         BANC ONE KENTUCKY LEASING COMPANY                      Louisville, KY      Kentucky Corporation       " "           A
         LIBERTY PAYMENT SERVICES, INC.                         Louisville, KY      Kentucky Corporation       " "           A
         LIBERTY PROPERTIES INCORPORATED                        Louisville, KY      Kentucky Corporation       " "           A
         BANC ONE KENTUCKY VEHICLE LEASING COMPANY              Louisville, KY      Kentucky Corporation       " "           A
         FIRST PROPERTY DEVELOPMENT COMPANY                     Winchester, KY      Kentucky Corporation       " "           I


Page 4, prepared 3/13/98

              SUBSIDIARIES OF BANC ONE CORPORATION AS OF 12/31/97*    Exhibit 21
                  (100% OWNERSHIP UNLESS OTHERWISE INDICATED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        JURISDICTION       NAME IN       ACTIVE (A)
                                                                                             OF             WHICH            OR
                                                               PRINCIPAL OFFICE         INCORPORATION     BUSINESS      INACTIVE (I)
NAME OF SUBSIDIARY                                                CITY, STATE          OR ORGANIZATION   IS CONDUCTED    SUBSIDIARY
====================================================================================================================================
         SECURITY PROPERTY DEVELOPMENT COMPANY                   Richmond, KY       Kentucky Corporation       " "           I
         FIRST B.C. REALTY CORPORATION                          Charleston, IN       Indiana Corporation       " "           A
----------------------------------------------------------------------------------------------------------------------------------

BANC ONE LOUISIANA CORPORATION                                  Baton Rouge, LA       Ohio Corporation         " "           A
     TERRE AGENCY, INCORPORATION                                Baton Rouge, LA     Louisiana Corporation      " "           I
     BANK ONE, LOUISIANA, NATIONAL ASSOCIATION                  Baton Rouge, LA         National Bank          " "           A
         ASSET ONE, LOUISIANA, INC.                             Baton Rouge, LA     Louisiana Corporation      " "           A
         BANK ONE EQUITY INVESTORS, INC.                        Baton Rouge, LA     Louisiana Corporation      " "           A
         BANC ONE LOUISIANA LEASING CORPORATION                 Baton Rouge, LA     Louisiana Corporation      " "           A
         KSS, INC.                                              Baton Rouge, LA     Louisiana Corporation      " "           A
         LOUISIANA CREDIT LIFE AGENCY, INC.                     Baton Rouge, LA     Louisiana Corporation      " "           A
         LOUISIANA CREDIT LIFE INSURANCE, CO., INC.             Baton Rouge, LA      Arizona Corporation       " "           A
         PREMIER INVESTMENT ADVISORS, L.L.C. *                  Baton Rouge, LA       Louisiana L.L.C.         " "           A
         PREMIER LLC, INC.                                      Baton Rouge, LA     Louisiana Corporation      " "           A
         TRI-STATE MINERALS, INC.                               Baton Rouge, LA     Louisiana Corporation      " "           A

-----------------------

*99.99% owned by Bank One, Louisiana, N.A. and 0.01% owned by Premier LLC, Inc.

----------------------------------------------------------------------------------------------------------------------------------

BANC ONE MORTGAGE CORPORATION                                  Indianapolis, IN     Delaware Corporation       " "           A
----------------------------------------------------------------------------------------------------------------------------------

BANC ONE OHIO CORPORATION                                        Columbus, OH         Ohio Corporation         " "           A
     BANK ONE, NATIONAL ASSOCIATION                              Columbus, OH           National Bank          " "           A
         BANC ONE ACCEPTANCE CORPORATION                         Columbus, OH         Ohio Corporation         " "           A
            BOX LEASING CORPORATION                              Columbus, OH         Ohio Corporation         " "           A


Page 5, prepared 3/13/98

              SUBSIDIARIES OF BANC ONE CORPORATION AS OF 12/31/97*    Exhibit 21
                  (100% OWNERSHIP UNLESS OTHERWISE INDICATED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        JURISDICTION       NAME IN       ACTIVE (A)
                                                                                             OF             WHICH            OR
                                                               PRINCIPAL OFFICE         INCORPORATION     BUSINESS      INACTIVE (I)
NAME OF SUBSIDIARY                                                CITY, STATE          OR ORGANIZATION   IS CONDUCTED    SUBSIDIARY
====================================================================================================================================
         BANC ONE COMPENSATION SERVICES CORPORATION              Columbus, OH         Ohio Corporation         " "           A
         BANC ONE INVESTMENT ADVISORS CORPORATION                Columbus, OH         Ohio Corporation         " "           A
         BANC ONE VEHICLE FINANCE CORPORATION                    Hilliard, OH         Ohio Corporation         " "           A
         BOC REALTY, INC.                                        Columbus, OH         Ohio Corporation         " "           A
            BOC AFFILIATES, INC.                                 Columbus, OH         Ohio Corporation         " "           A
            BOC FLORIDA, INC.                                    Columbus, OH         Ohio Corporation         " "           A
            BOC MIDWEST, INC.                                    Columbus, OH         Ohio Corporation         " "           A
            BOC SOUTHERN, INC.                                   Columbus, OH         Ohio Corporation         " "           A
            BOC TOLEDO, INC.                                     Columbus, OH         Ohio Corporation         " "           A
         GULF SHORES CONDOMINIUMS, INC.                          Columbus, OH         Ohio Corporation         " "           A
         ICF INVESTMENT CORPORATION                              Columbus, OH         Ohio Corporation         " "           I
         MARIETTA HOTEL COMPANY                                  Columbus, OH         Ohio Corporation         " "           A
         MAUMEE RIVER HOTEL CORPORATION                          Columbus, OH         Ohio Corporation         " "           A
         29160 CENTER RIDGE COMPANY, INC.                        Columbus, OH         Ohio Corporation         " "           A
         OHIO IHC, INC.                                          Columbus, OH        Nevada Corporation        " "           A
            OHIO REIT, INC.                                      Columbus, OH        Nevada Corporation        " "           A
         BANC ONE INTERACTIVE DELIVERY CORPORATION               Columbus, OH         Ohio Corporation         " "           A
            INTEGRION FINANCIAL NETWORK, L.L.C. (5.88%)           Atlanta, GA          Delaware L.L.C.         " "           A
     BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION                Columbus, OH           National Bank          " "           A
         WITRUST  INVESTMENT HOLDING COMPANY
----------------------------------------------------------------------------------------------------------------------------------

BANC ONE OKLAHOMA CORPORATION                                  Oklahoma City, OK    Oklahoma Corporation       " "           A
     BANC ONE, OKLAHOMA, N.A.                                  Oklahoma City, OK        Oklahoma Bank          " "           A
         LIBERTY PROPERTY MANAGEMENT COMPANY                   Oklahoma City, OK    Oklahoma Corporation       " "           A
         LEXCO PETROLEUM, INC.                                 Oklahoma City, OK    Oklahoma Corporation       " "           A
     LIBERTY REAL ESTATE COMPANY                               Oklahoma City, OK    Oklahoma Corporation       " "           A


Page 6, prepared 3/13/98

              SUBSIDIARIES OF BANC ONE CORPORATION AS OF 12/31/97*    Exhibit 21
                  (100% OWNERSHIP UNLESS OTHERWISE INDICATED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        JURISDICTION       NAME IN       ACTIVE (A)
                                                                                             OF             WHICH            OR
                                                               PRINCIPAL OFFICE         INCORPORATION     BUSINESS      INACTIVE (I)
NAME OF SUBSIDIARY                                                CITY, STATE          OR ORGANIZATION   IS CONDUCTED    SUBSIDIARY
====================================================================================================================================
     MID-AMERICA CREDIT LIFT ASSURANCE COMPANY                 Oklahoma City, OK    Oklahoma Corporation       " "           A
     MID-AMERICA INSURANCE AGENCY, INC.                        Oklahoma City, OK    Oklahoma Corporation       " "           A
     LIBERTY TRUST COMPANY                                     Oklahoma City, OK     Oklahoma Trust Co.        " "           A
     LIBERTY FINANCIAL CORPORATION                             Oklahoma City, OK    Oklahoma Corporation       " "           I
----------------------------------------------------------------------------------------------------------------------------------

BANC ONE POS SERVICES CORPORATION*                               Columbus, OH         Ohio Corporation         " "           A
     BANC ONE PAYMENT SERVICES, L.L.C. (50%)                     Melville, NY          Delaware L.L.C.         " "           A

-----------------------

* This bank service corporation is 100% owned by BANC ONE subsidiary banks with Bank One, Arizona, N.A. owning 20.49%; Bank One, Louisiana, N.A. 5.41%; Bank One, N.A. 32.639%; Bank One, Kentucky, N.A. 8.526%; Bank One, Texas, N.A. 7.27%; Bank One Wisconsin 7.33% and Bank One, Indiana, N.A. 8.179%. All other BANC ONE banks own less than 5%.

----------------------------------------------------------------------------------------------------------------------------------

BANC ONE REALTY COLUMBUS CORPORATION                             Columbus, OH         Ohio Corporation         " "           A
----------------------------------------------------------------------------------------------------------------------------------

BANC ONE SERVICES CORPORATION                                    Columbus, OH         Ohio Corporation         " "           A
     BANC ONE FINANCIAL CARD SERVICES CORPORATION                Columbus, OH         Ohio Corporation         " "           A
         BANC ONE SERVICES FSC-I, INC.                       St. Thomas, VI of US     Virgin Islands
                                                                                       Corporation             " "           A
     ELECTRONIC PAYMENT SERVICES, INC. (20%)                    Wilmington, DE      Delaware Corporation       " "           A
         BUYPASS CORPORATION                                      Atlanta, GA        Georgia Corporation       " "           A
            BUYPASS INCO CORPORATION                            Wilmington, DE       Georgia Corporation       " "           A
         MONEY ACCESS SERVICE, INC.                             Wilmington, DE      Delaware Corporation       " "           A
            MAS INCO CORPORATION                                Wilmington, DE      Delaware Corporation       " "           A
----------------------------------------------------------------------------------------------------------------------------------

BANC ONE STUDENT LOAN FUNDING CORPORATION                        Columbus, OH         Ohio Corporation         " "           A


Page 7, prepared 3/13/98

              SUBSIDIARIES OF BANC ONE CORPORATION AS OF 12/31/97*    Exhibit 21
                  (100% OWNERSHIP UNLESS OTHERWISE INDICATED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        JURISDICTION       NAME IN       ACTIVE (A)
                                                                                             OF             WHICH            OR
                                                               PRINCIPAL OFFICE         INCORPORATION     BUSINESS      INACTIVE (I)
NAME OF SUBSIDIARY                                                CITY, STATE          OR ORGANIZATION   IS CONDUCTED    SUBSIDIARY
====================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------

BANC ONE TEXAS CORPORATION                                       Columbus, OH         Ohio Corporation         " "           A
     BANK ONE, TEXAS, NATIONAL ASSOCIATION                        Dallas, TX            National Bank          " "           A
         BANC ONE TEXAS LEASING CORPORATION                      Dallas, Texas        Texas Corporation        " "           A
         BANC ONE LEASING CORPORATION                           Columbus, Ohio        Ohio Corporation         " "           A
            FM LEASING CORPORATION                             Denver, Colorado       Ohio Corporation         " "           I
            BANC ONE FLORIDA CORPORATION                       Jupiter, Florida       Ohio Corporation         " "           I
                BANC ONE LEASING COMPANY OF FLORIDA            Jupiter, Florida       Ohio Corporation         " "           I
         FREER PROPERTIES, INC.                                 Fort Worth, TX        Texas Corporation        " "           I
         GP HOLDER, INC.                                          Dallas, TX          Texas Corporation        " "           A
         TEAM LIFE INSURANCE COMPANY                            Fort Worth, TX        Texas Corporation        " "           A
         TEXAS ASSET ACQUISITION CORPORATION                      Dallas, TX         Nevada Corporation        " "           A
         TEXAS INVESTMENT HOLDING CORPORATION                    Henderson, NV       Nevada Corporation        " "           A
            TX REIT, INC.                                         Dallas, TX         Nevada Corporation        " "           A
         TEXAS LYRIC CORPORATION                                Fort Worth, TX        Texas Corporation        " "           I
         BANC ONE INTERNATIONAL CORPORATION                       Dallas, TX             Federal Law           " "           A
----------------------------------------------------------------------------------------------------------------------------------

BANC ONE WEST VIRGINIA CORPORATION                              Charleston, WV        West Virginia
                                                                                       Corporation             " "           A
     BANK ONE, WEST VIRGINIA, NATIONAL ASSOCIATION              Charleston, WV          National Bank          " "           A
         CHARLESTON NATIONAL PLAZA COMPANY                      Charleston, WV        West Virginia
                                                                                       Corporation             " "           A
         WV IHC, INC.                                           Charleston, WV       Nevada Corporation        " "           A
            WV REIT, INC.                                       Charleston, WV       Nevada Corporation        " "           A
     BANK ONE WHEELING-STEUBENVILLE, NATIONAL ASSOCIATION        Wheeling, WV           National Bank          " "           A
         BANC ONE LOAN SERVICES CORPORATION                    Steubenville, OH        Pennsylvania
                                                                                        Corporation            " "           A
----------------------------------------------------------------------------------------------------------------------------------


Page 8, prepared 3/13/98

              SUBSIDIARIES OF BANC ONE CORPORATION AS OF 12/31/97*    Exhibit 21
                  (100% OWNERSHIP UNLESS OTHERWISE INDICATED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        JURISDICTION       NAME IN       ACTIVE (A)
                                                                                             OF             WHICH            OR
                                                               PRINCIPAL OFFICE         INCORPORATION     BUSINESS      INACTIVE (I)
NAME OF SUBSIDIARY                                                CITY, STATE          OR ORGANIZATION   IS CONDUCTED    SUBSIDIARY
====================================================================================================================================

BANK ONE, WISCONSIN                                              Milwaukee, WI          National Bank          " "           A
     BANC ONE WISCONSIN BANKCARD CORPORATION                     Milwaukee, WI      Wisconsin Corporation      " "           A
     BANC ONE WISCONSIN INVESTMENT SERVICES CORPORATION          Milwaukee, WI      Wisconsin Corporation      " "           A
     BANC ONE WISCONSIN LEASING CORPORATION                      Milwaukee, WI      Wisconsin Corporation      " "           A
     WI  IHC, INC.                                               Milwaukee, WI       Nevada Corporation        " "           A
         WI  REIT, INC.                                          Milwaukee, WI       Nevada Corporation        " "           A
     BANC ONE INSURANCE SERVICES CORPORATION                     Milwaukee, WI      Wisconsin Corporation      " "           A
         SUCCESSION PLANNING INTERNATIONAL, INC. (19.9%)         Milwaukee, WI      Wisconsin Corporation      " "           A
     HIGHWAY "P" MOTEL, INC.                                     West Bend, WI      Wisconsin Corporation      " "           A
     MILWAUKEE INVESTMENT HOLDING COMPANY                        Milwaukee, WI       Nevada Corporation        " "           A
----------------------------------------------------------------------------------------------------------------------------------

FIRST USA FINANCIAL, INC.                                    Wilmington, Delaware   Delaware Corporation       " "           A
     FIRST USA CAPITAL CORPORATION                           Wilmington, Delaware   Delaware Corporation       " "           A
         FIRST USA SECURITIZATION CORPORATION                Wilmington, Delaware   Delaware Corporation       " "           A
     FIRST USA FEDERAL SAVINGS BANK                          Wilmington, Delaware      Federal Thrift          " "           A
         FIRST USA THRIFT SERVICES, INC.                     Wilmington, Delaware   Delaware Corporation       " "           A
            FIRST USA DIRECT, INC.                               Dallas, Texas      Delaware Corporation       " "           A
     FIRST USA MANAGEMENT, INC.                                  Dallas, Texas      Delaware Corporation       " "           A
         FIRST USA GENERAL AGENCY, INC.                          Dallas, Texas      Delaware Corporation       " "           I
     FIRST USA CAPITAL MARKETS, INC.                             Dallas, Texas      Michigan Corporation       " "           A
     FIRST USA BANK                                          Wilmington, Delaware   Delaware Corporation       " "           A
         FIRST USA SERVICES, INC.                            Wilmington, Delaware   Delaware Corporation       " "           A
            FIRST USA MANAGEMENT SERVICES, INC.                  Dallas, Texas      Delaware Corporation       " "           A
     PAYMENTECH, INC. (57%)                                      Dallas, Texas      Delaware Corporation       " "           A
         PAYMENTECH MANAGEMENT RESOURCES, INC.               Wilmington, Delaware   Delaware Corporation       " "           A


Page 9, prepared 3/13/98

              SUBSIDIARIES OF BANC ONE CORPORATION AS OF 12/31/97*    Exhibit 21
                  (100% OWNERSHIP UNLESS OTHERWISE INDICATED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        JURISDICTION       NAME IN       ACTIVE (A)
                                                                                             OF             WHICH            OR
                                                               PRINCIPAL OFFICE         INCORPORATION     BUSINESS      INACTIVE (I)
NAME OF SUBSIDIARY                                                CITY, STATE          OR ORGANIZATION   IS CONDUCTED    SUBSIDIARY
====================================================================================================================================
                MA GROUP, INC.                                  Tucson, Arizona      Arizona Corporation       " "           I
                PAYMENTECH NEW HAMPSHIRE, INC.                     Salem, NH        Delaware Corporation       " "           A
                PAYMENTECH DATA SERVICES, INC.                   Dallas, Texas      Delaware Corporation       " "           A
                GENSAR HOLDINGS, INC.                            Dallas, Texas      Delaware Corporation       " "           A
                   PAYMENTECH NETWORK SERVICES, INC.            Tampa, Florida      Delaware Corporation       " "           A
                   GENSAR MERCHANT PROCESSING, INC.          Wilmington, Delaware   Delaware Corporation       " "           I
            PAYMENTECH FLEET SERVICES, INC.*                 Salt Lake City, Utah   Delaware Corporation       " "           A
            FIRST USA FINANCIAL SERVICES, INC.               Salt Lake City, Utah   Utah Industrial Bank       " "           A
            PAYMENTECH ICS, INC.                                 Dallas, Texas      Delaware Corporation       " "           I
            PAYMENTECH MERCHANT SERVICES, INC.                   Dallas, Texas       Nevada Corporation        " "           A
                NATIONAL CARD PROCESSING SYSTEMS, INC.           Englewood, NJ      Delaware Corporation       " "           I
                FIRST USA TECHNOLOGY, INC.                      Tigard, Oregon      Delaware Corporation       " "           A
                MERCHANT LINK, INC.                           Bethesda, Maryland    Delaware Corporation       " "           A
                FIRST VIRTUAL HOLDINGS CORPORATION (26%)         San Diego, CA      _________ Corporation      " "           A
                FIRST USA DIRECT MARKETING, INC.                   Salem, NH        Delaware Corporation       " "           I
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

*  Owned 66% by Paymentech Management Resources, Inc.
   and 34% by First USA Financial Services, Inc.


FIRST USA CAPITAL TRUST I                                    Wilmington, Delaware   Delaware Business          " "           A
                                                                                          Trust
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FINANCE ONE CORPORATION                                          Columbus, OH         Ohio Corporation         " "           A
     BANC ONE FINANCIAL SERVICES, INC.                         Indianapolis, IN      Indiana Corporation       " "           A
         BANC ONE CONSUMER DISCOUNT COMPANY, A NON-BANKING
            AFFILIATE OF BANC ONE CORPORATION                   Harrisburg, PA       Indiana Corporation       " "           A
         BANC ONE FINANCIAL SERVICES OF MINNESOTA, INC.            Egan, MN         Minnesota Corporation      " "           A


Page 10, prepared 3/13/98

              SUBSIDIARIES OF BANC ONE CORPORATION AS OF 12/31/97*    Exhibit 21
                  (100% OWNERSHIP UNLESS OTHERWISE INDICATED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        JURISDICTION       NAME IN       ACTIVE (A)
                                                                                             OF             WHICH            OR
                                                               PRINCIPAL OFFICE         INCORPORATION     BUSINESS      INACTIVE (I)
NAME OF SUBSIDIARY                                                CITY, STATE          OR ORGANIZATION   IS CONDUCTED    SUBSIDIARY
====================================================================================================================================
         BANC ONE FINANCIAL SERVICES OF TENNESSEE, INC.          Nashville, TN      Tennessee Corporation      " "           A
         BANC ONE FINANCIAL SERVICES OF WEST VIRGINIA, INC.     Charleston, WV          West Virginia
                                                                                         Corporation           " "           A
         BANC ONE FINANCIAL SERVICES OF NEW YORK, INC.         Indianapolis, IN     New York Corporation       " "           A
         GUARDIAN AGENCY, INC.                                    Marion, IN         Indiana Corporation       " "           I
            BENEFICIAL INSURANCE AGENCY, INC.                     Marion, IN         Indiana Corporation       " "           I
            GUARDIAN AGENCY OF BLOOMINGTON, INC.                Bloomington, IN      Indiana Corporation       " "           I
            GUARDIAN AGENCY OF DELPHI, INC.                       Marion, IN         Indiana Corporation       " "           I
            GUARDIAN AGENCY OF FORT WAYNE, INC.                 Fort Wayne, IN       Indiana Corporation       " "           I
            GUARDIAN AGENCY OF GREENCASTLE, INC.                Greencastle, IN      Indiana Corporation       " "           I
            GUARDIAN AGENCY OF LEBANON, INC.                      Lebanon, IN        Indiana Corporation       " "           I
            GUARDIAN AGENCY OF RUSHVILLE, INC.                   Rushville, IN       Indiana Corporation       " "           I
            GUARDIAN AGENCY OF VALPARAISO, INC.                 Valparaiso, IN       Indiana Corporation       " "           I
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STERLING ASSURANCE COMPANY                                      Burlington, VT        Ohio Corporation         " "           A
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

Page 11, prepared 3/13/9